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                                EXHIBIT (10)(a)

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                                      BAKER
                                        &
                                  HOSTETLER LLP
                                  -------------
                               COUNSELLORS AT LAW

--------------------------------------------------------------------------------


Capitol Square, Suite 2100 -  65 East State Street -  Columbus, Ohio 43215-4260
                                - (614) 228-1541

                                  May 20, 1997

The Sessions Group
3435 Stelzer Road
Columbus, Ohio 43219

     Subject: The Sessions Group -- Post-Effective Amendment No. 41 to Registration Statement on Form N-1A, File No. 33-21489, filed under the Securities Act of 1933, as amended, and Amendment No. 43 to Registration Statement on Form N-1A, File No. 811-5545, filed under the Investment Company Act of 1940, as amended (the "Amendment")

Ladies and Gentlemen:

     In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the 272,139,964 units of beneficial interest of The Session Group (the "Group"), when issued for the consideration described in the Group's Registration Statement, as amended from time to time, will be legally issued, fully paid and nonassessable.

     We hereby consent to the filing of this opinion as an exhibit to the Amendment.


                                        Very truly yours,

                                        BAKER & HOSTETLER LLP